Sub-Adviser,Guggenheim Partners Investment
Manangement
Fund Name,PFI Global Diversified Income Fund
Issuer,AerCap Global Aviation Trust Notes
Date of Purchase,05/08/14
Underwriter From Whom Purchased,UBS Investment Bank
Affiliated/Principal Underwriter of
Syndicate,"Guggenheim Securities, LLC"
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.36%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Crown Castle International Corp. Notes
Date of Purchase,04/01/14
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$99.50
Aggregate % of Issue Purchased by the Firm,2.33%
"Commission, Spread or Profit",0.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Infor Software Parent, LLC Notes"
Date of Purchase,04/03/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.97%
"Commission, Spread or Profit",1.63%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,NRG Energy Inc. Notes
Date of Purchase,04/04/14
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.07%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Enquest PLC Notes
Date of Purchase,04/04/14
Underwriter From Whom Purchased,BNP Paribas
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.11%
"Commission, Spread or Profit",0.87%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Signode Industrial Group Notes
Date of Purchase,04/07/14
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.66%
"Commission, Spread or Profit",2.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Navios South American Logistics Inc. Notes
Date of Purchase,04/08/14
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,14.61%
"Commission, Spread or Profit",1.85%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,CONSOL Energy Inc. Notes
Date of Purchase,04/10/14
Underwriter From Whom Purchased,Credit Suisse
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.27%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Cheasapeake Energy Corporation Notes
Date of Purchase,04/10/14
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,4.93%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Quad Graphics Inc. Notes
Date of Purchase,04/11/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,7.95%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Exco Resources Inc. Notes
Date of Purchase,04/11/14
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.15%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Time Inc. Notes
Date of Purchase,04/14/14
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,3.98%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Florida East Coast Holdings Notes
Date of Purchase,04/15/14
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.54%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Altice S.A. Notes
Date of Purchase,04/23/14
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.67%
"Commission, Spread or Profit",2.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Numericable Group SA Notes
Date of Purchase,04/23/14
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,0.79%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Numericable Group SA Notes
Date of Purchase,04/23/14
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.66%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Numericable Group SA Notes
Date of Purchase,04/23/14
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.07%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Antero Resources Corp. Notes
Date of Purchase,04/23/14
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.86%
"Commission, Spread or Profit",2.23%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Woodside Homes Company, LLC and Woodside
Homes Finance Inc. Notes"
Date of Purchase,04/24/14
Underwriter From Whom Purchased,Credit Suisse
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.25
Aggregate % of Issue Purchased by the Firm,2.71%
"Commission, Spread or Profit",1.88%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Service Corp International Notes
Date of Purchase,04/28/14
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,5.93%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Century Communities Notes
Date of Purchase,04/30/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$99.239
Aggregate % of Issue Purchased by the Firm,6.70%
"Commission, Spread or Profit",1.63%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Sirius XM Radio Inc. Notes
Date of Purchase,05/01/14
Underwriter From Whom Purchased,Duetsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,3.19%
"Commission, Spread or Profit",1.13%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Lifepoint Hospitals Inc. Notes
Date of Purchase,05/01/14
Underwriter From Whom Purchased,Barclays Capital
Inc
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$103.00
Aggregate % of Issue Purchased by the Firm,2.15%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Rayonier A.M. Products Inc. Notes
Date of Purchase,05/08/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,6.46%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,First Quatum Minerals Ltd. Notes
Date of Purchase,05/08/14
Underwriter From Whom Purchased,Credit Suisse
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.66%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,AerCap Ireland Capital Limited and AerCap
Global Aviation Trust Notes
Date of Purchase,05/08/14
Underwriter From Whom Purchased,UBS Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,3.10%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Hiland Partners LP/Hiland Partners Finance
Corp. Notes
Date of Purchase,05/09/14
Underwriter From Whom Purchased,BofA Merill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.45%
"Commission, Spread or Profit",1.97%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Suburban Propone Partners Notes
Date of Purchase,05/12/14
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.00%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Sabine Pass Liquefaction, LLC Notes"
Date of Purchase,05/13/14
Underwriter From Whom Purchased,RBC Capital Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.04%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Commscope Inc. Notes
Date of Purchase,05/15/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.15%
"Commission, Spread or Profit",1.57%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Commscope Inc. Notes
Date of Purchase,05/15/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.15%
"Commission, Spread or Profit",1.57%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Teleflex Inc. Notes
Date of Purchase,05/16/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,5.52%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Live Nation Entertainment Notes
Date of Purchase,05/19/14
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,9.51%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,CSC Holdings LLC Notes
Date of Purchase,05/20/14
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,3.11%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Cimarex Energy Co. Notes
Date of Purchase,05/20/14
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.67%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Rosetta Resources Inc. Notes
Date of Purchase,05/21/14
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.83%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Cedar Fair LP., Canda's Wonderland Co.,
Magnum Management Corp. Notes"
Date of Purchase,05/29/14
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.94%
"Commission, Spread or Profit",1.60%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Advanced Micro Devices, Inc. Notes"
Date of Purchase,06/02/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.84%
"Commission, Spread or Profit",1.35%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Davita HealthCare Partners Inc. Notes
Date of Purchase,06/10/14
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.27%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,The Men's Wearhouse Inc. Notes
Date of Purchase,06/11/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.26%
"Commission, Spread or Profit",2.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Tenet Healthcare Corporation Notes
Date of Purchase,06/11/14
Underwriter From Whom Purchased,Barclays Capital
Inc
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$101.50
Aggregate % of Issue Purchased by the Firm,3.80%
"Commission, Spread or Profit",1.38%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,SBA Communications Corporation Notes
Date of Purchase,06/17/14
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$99.178
Aggregate % of Issue Purchased by the Firm,2.98%
"Commission, Spread or Profit",1.40%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Global Partners LP and GLP Finance Corp.
Notes
Date of Purchase,06/19/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.77%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Cenveo Corporation Notes
Date of Purchase,06/19/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,6.97%
"Commission, Spread or Profit",1.38%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Cenveo Corporation Notes
Date of Purchase,06/19/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,7.13%
"Commission, Spread or Profit",1.38%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Hilcorp Energy I, L.P. and Hilcorp Finance
Company Notes"
Date of Purchase,06/24/14
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.64%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Belden Inc. Notes
Date of Purchase,06/24/14
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,4.57%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Memorial Resource Development Corporation
Notes
Date of Purchase,06/25/14
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,3.85%
"Commission, Spread or Profit",2.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"Five9, Inc. Stock"
Date of Purchase,04/04/14
Underwriter From Whom Purchased,Barclays
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$7.00
Aggregate % of Issue Purchased by the Firm,2.24%
"Commission, Spread or Profit",0.49%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,La Quinta Holdings Inc. Stock
Date of Purchase,04/08/14
Underwriter From Whom Purchased,Morgan Stanley
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$17.00
Aggregate % of Issue Purchased by the Firm,3.53%
"Commission, Spread or Profit",0.85%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"Paycom Software, Inc. Stock"
Date of Purchase,04/15/14
Underwriter From Whom Purchased,Barclays
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$15.00
Aggregate % of Issue Purchased by the Firm,3.99%
"Commission, Spread or Profit",1.05%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,Moelis & Company Stock
Date of Purchase,04/16/14
Underwriter From Whom Purchased,"Goldman, Sachs &
Co."
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$25.00
Aggregate % of Issue Purchased by the Firm,14.62%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"TriVascular Technologies, Inc. Stock"
Date of Purchase,04/16/14
Underwriter From Whom Purchased,Credit Suisse
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$12.00
Aggregate % of Issue Purchased by the Firm,2.72%
"Commission, Spread or Profit",0.84%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"Parsley Energy, Inc. Stock"
Date of Purchase,05/23/14
Underwriter From Whom Purchased,Credit Suisse
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$18.50
Aggregate % of Issue Purchased by the Firm,0.19%
"Commission, Spread or Profit",1.02%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,Markit Ltd. Stock
Date of Purchase,06/18/14
Underwriter From Whom Purchased,Morgan Stanley
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$24.00
Aggregate % of Issue Purchased by the Firm,1.22%
"Commission, Spread or Profit",0.96%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"ZS Pharma, Inc. Stock"
Date of Purchase,06/18/14
Underwriter From Whom Purchased,Credit Suisse
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$18.00
Aggregate % of Issue Purchased by the Firm,1.15%
"Commission, Spread or Profit",1.26%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"Imprivata, Inc. Stock"
Date of Purchase,06/25/14
Underwriter From Whom Purchased,Piper Jaffray
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$15.00
Aggregate % of Issue Purchased by the Firm,2.78%
"Commission, Spread or Profit",1.05%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"GoPro, Inc. Stock"
Date of Purchase,06/26/14
Underwriter From Whom Purchased,Citigroup
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$24.00
Aggregate % of Issue Purchased by the Firm,0.66%
"Commission, Spread or Profit",1.44%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"ServiceMaster Global Holdings, Inc. Stock"
Date of Purchase,06/26/14
Underwriter From Whom Purchased,Credit Suisse
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$17.00
Aggregate % of Issue Purchased by the Firm,5.32%
"Commission, Spread or Profit",0.85%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"The Michaels Companies, Inc. Stock"
Date of Purchase,06/27/14
Underwriter From Whom Purchased,"Golman, Sachs &
Co."
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$17.00
Aggregate % of Issue Purchased by the Firm,0.86%
"Commission, Spread or Profit",0.96%
Fair & Reasonable Commission (Y/N) (1),Y
,
,